UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14C
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
Check the appropriate box:
☑	Preliminary Information Statement

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☐	Definitive Information Statement
VirnetX Holding Corporation (formerly, PASW, Inc.)
(Name of Registrant As Specified In Its Charter)
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY COPY
VIRNETX HOLDING CORPORATION
(FORMERLY, PASW, INC.)
5615 Scotts Valley Drive, Suite 110
Scotts Valley, California 95066
(831) 438-8200
Notice of Action by Written Consent
of a
Majority of the Outstanding Common Shares
Taken on October 19, 2007
To the Stockholders of VirnetX Holding Corporation (formerly, PASW, Inc.):
     Notice is hereby given that the holders of a majority of the outstanding shares of VirnetX Holding Corporation (formerly, PASW, Inc.), a Delaware corporation (the “Company”), have acted by written consent to approve an amendment and restatement of the Company’s Certificate of Incorporation and Bylaws to effect (i) a name change from PASW, Inc. to VirnetX Holding Corporation, (ii) a 1 for 3 reverse stock split, and (iii) a staggered board and various other protective provisions.
     Only stockholders of record at the close of business on October 19, 2007 are being given Notice of the Action by Written Consent. The Company is not soliciting proxies.

By Order of the Board of Directors
/s/ Kendall Larsen
Kendall Larsen
Chief Executive Officer
WE ARE NOT ASKING YOU FOR A PROXY
AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

PRELIMINARY COPY
VIRNETX HOLDING CORPORATION
(FORMERLY, PASW, INC.)
5615 Scotts Valley Drive, Suite 110
Scotts Valley, California 95066
(831) 438-8200
INFORMATION STATEMENT
ACTION BY THE HOLDERS OF A MAJORITY OF SHARES
     This Information Statement is furnished to all holders of shares of VirnetX Holding Corporation (formerly, PASW, Inc.), a Delaware corporation (the “Company”), in connection with the action by the holders of a majority of the Company’s issued and outstanding shares by written consent to approve an amendment and restatement of the Company’s Certificate of Incorporation and Bylaws to effect (i) a name change from PASW, Inc. to VirnetX Holding Corporation, (ii) a 1 for 3 reverse stock split, and (iii) a staggered board and various other protective provisions. The holders of a majority of the Company’s shares acted on October 19, 2007. This Information Statement is first being mailed to stockholders on or about November 16, 2007.
     Only stockholders of record at the close of business on October 19, 2007 are entitled to notice of the action taken. There will be no vote by the stockholders of the Company on the amendments to the Certificate of Incorporation and Bylaws because the amendments have already been approved by the written consent of the holders of a majority of the shares of the Company as allowed by Section 228 of the Delaware General Corporation Law. At October 19, 2007, the Company had outstanding 93,651,595 shares, no par value, each of which was entitled to one vote.
     The Company’s Amended and Restated Certificate of Incorporation became effective upon filing with the Secretary of State of Delaware on October 29, 2007. The Company’s Amended and Restated Bylaws became effective concurrently with the filing of the Certificate of Incorporation in Delaware. The reasons for the amendments are described in more detail in this Information Statement.
WE ARE NOT ASKING YOU FOR A PROXY
AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

SUMMARY
     VirnetX Holding Corporation (formerly, PASW, Inc.) is a Delaware corporation with one class of shares outstanding. The Company’s Board of Directors has recommended, and the holders of a majority of the Company’s outstanding shares have approved, the amendment and restatement of the Company’s Certificate of Incorporation and Bylaws. The purpose of the amendments are to effect (i) a name change from PASW, Inc. to VirnetX Holding Corporation, (ii) a 1 for 3 reverse stock split, and (iii) a staggered board and various other protective provisions. The Delaware General Corporation Law permits the holders of a majority of a Delaware corporation’s outstanding shares to approve amendments to the corporation’s Certificate of Incorporation and Bylaws by written consent, and the holders of a majority of the Company’s shares have approved the amendments and restatements of the Company’s Certificate of Incorporation and Bylaws. The principal executive offices of the Company are located at 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066, and the telephone number of the Company is (831) 438-8200.
WE ARE NOT ASKING YOU FOR A PROXY
AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION
     For the reasons set forth below, the Board of Directors believes that it is in the best interests of the Company and its stockholders to amend and restate the Company’s Certificate of Incorporation and Bylaws to effect (i) a name change from PASW, Inc. to VirnetX Holding Corporation, (ii) a 1 for 3 reverse stock split, and (iii) a staggered board and various other protective provisions described herein.
     The Company’s Amended and Restated Certificate of Incorporation became effective upon filing with the Secretary of State of Delaware on October 29, 2007. The Company’s Amended and Restated Bylaws became effective concurrently with the filing of the Certificate of Incorporation in Delaware.
     The Amended and Restated Certificate of Incorporation is attached hereto as Appendix A (the “Restated Certificate”) and the Amended and Restated Bylaws are attached hereto as Appendix B (the “Restated Bylaws”).
     IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF VIRNETX HOLDING CORPORATION.
     However, stockholders may exchange their certificates if they so choose. Any stockholder desiring new stock certificates representing common stock of VirnetX Holding Corporation after the name change and reverse stock split may submit their existing stock certificates to the Company’s transfer agent, Corporate Stock Transfer, 3200 Cherry Creek South Drive, Suite 430, Denver, Colorado 80209. Prior to the name change and reverse stock split, the shares of PASW, Inc. were quoted on the OTC Bulletin Board under the symbol “PASW.” Following the name change and reverse stock split, the shares of VirnetX Holding Corporation are quoted on the OTC Bulletin Board under the symbol “VNXH.”
     Under Delaware law, the affirmative vote of a majority of the outstanding shares of the Company is required for approval of the Restated Certificate. The Restated Certificate and Restated Bylaws have been unanimously approved by the Company’s Board of Directors. Stockholders of the Company are not being requested to consider and approve the amendments to the Certificate of Incorporation at a stockholder’s meeting and will not vote on the proposal because it has already been approved by the holders of more than a majority of the shares of the Company pursuant to Section 228 of the Delaware General Corporation Law, which allows for stockholder action without notice and a meeting. No vote of holders of outstanding shares of the Company, other than those stockholders who have already approved the action, is necessary for approval of the Restated Certificate. In addition, a majority of the outstanding shares of the Company also approved the Restated Bylaws to be effective concurrently with the filing of the Restated Certificate in Delaware.
     The Restated Certificate became effective on October 29, 2007 (the “Effective Date”).

     The discussion set forth below is qualified in its entirety by reference to the Restated Certificate and Restated Bylaws, copies of which are attached as Appendix A and Appendix B, respectively.
PRINCIPAL REASONS FOR THE AMENDMENTS
     The principal reason for name change is to reflect the fact that the Company’s primary operating subsidiary is VirnetX, Inc. which became a wholly owned subsidiary of the Company in a merger transaction that closed on July 5, 2007.
     The principal reasons for the reverse stock split are to normalize the Company’s capitalization so that the total number of its shares outstanding are more comparable to other similarly situated public companies and to increase the price per share of the Company’s stock as listed on the OTC Bulletin Board in order to permit the Company to meet the higher per share trading price requirements for listing on the NASDAQ Capital Market.
     The principal reason for creating a staggered board and adopting the various other protective provisions described herein is to provide the appropriate safeguards to enable the Company’s Board of Directors to act in the best interests of the stockholders in the event of any unsolicited takeover attempt. The protective provisions were NOT proposed in order to prevent an unsolicited takeover attempt, and the Company is not aware of any present attempt by any person to acquire control of the Company, obtain representation on the Board of Directors or take any action that would materially affect the governance of the Company.
EFFECTS OF THE NAME CHANGE AND REVERSE STOCK SPLIT
     The Company set October 29, 2007, after close of business, as the record date and time for purposes of both a name change and a 1 for 3 reverse split. The Company’s shares opened for trading with a new ticker symbol, “VNXH” on the morning of Tuesday, October 30, 2007 on a split-adjusted basis. This split-adjusted price per share should not be viewed as a market driven increase in the company’s stock price, or as any indication of a change in intrinsic value, but rather as a purely administrative adjustment to reflect the fact that there are fewer shares outstanding as a result of the reverse stock split. The total market value of the company’s aggregate common stock outstanding remains constant from the closing price pre-split to the adjusted opening price post-split even though the split-adjusted per share price changes materially, because the number of shares outstanding is reduced by a factor of three as a result of the split.
     The Company’s authorized shares prior to the split were 200,000,000 shares of common stock and 10,000, 000 shares of preferred stock, each with a par value of $0.00001 per share. The Company’s authorized shares after the split were adjusted to be 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, each with a par value of $0.0001 per share. These numbers were, therefore, effectively amended by virtue of the filing of the Restated Certificate since they were not proportionately adjusted by the 1 for 3 reverse stock split.

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EFFECTS OF THE PROTECTIVE PROVISIONS
     Concurrently with the name change and the reverse stock split, the Company added various protective provisions to its Certificate of Incorporation and Bylaws. Effective upon the filing of the Restated Certificate in Delaware, the Company adopted the following protective provisions:
•	a staggered board of directors

•	elimination of stockholder actions by written consent

•	super majority requirement for stockholder amendments to the bylaws
     Staggered Board
     Article VII of the Restated Certificate provides that on or prior to the date on which the Company first provides notice of its next annual meeting of the stockholders, the Company’s Board of Directors shall divide into three classes, as nearly equal in number as reasonably possible, designated Class I, Class II and Class III, respectively. The Board will determine which directors are in each class. The Class I directors’ initial term will expire at the next annual meeting of the stockholders, expected to be held in 2008, and the Class I directors elected at that meeting will have a term of three years. The Class II directors’ initial term will expire at the annual meeting following the next, expected to be held in 2009, and the Class II directors elected at that meeting will have a term of three years. The Class III directors’ initial term will expire at the next annual meeting thereafter, expected to be held in 2010, and the Class III directors’ elected at that meeting will have a term of three years. At each annual meeting thereafter, a single class will be elected and each elected class will have a three year term.
     A staggered board means that only one or two directors (since the Company has a five person Board) will be up for election at any given annual meeting. This has the effect of delaying the ability of the stockholders to effect a change in control of the Board since it will take two annual meetings to effectively replace at least three directors which represents the majority of the Board.
     No Stockholder Action by Written Consent
     Article IX of the Restated Certificate provides that no action shall be taken by the stockholders by written consent. This has the effect of eliminating the ability of a stockholder or group of stockholders representing a majority of the outstanding shares to take actions rapidly and without prior notice to the Company or the minority stockholders. Although this eliminates some of the flexibility that the Company will have to act rapidly, this was deemed an important safeguard to ensure that future actions by the stockholders will be done in a meeting of the stockholders with prior notice and an opportunity to be present. This provision will give the Company more time to react to proposed stockholder actions.

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     Supermajority Requirement to Amend Bylaws
     Article XI(A) of the Restated Certificate provides that the Company’s Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least 66 2/3% of the outstanding shares. Prior to the amendment, the Company’s Certificate of Incorporation permitted the Bylaws to be amended by holders of a simple majority of the shares outstanding. Therefore, the supermajority provision will require a substantially greater vote of the stockholders to pass any amendments to the Company’s Bylaws in the future.
INTEREST OF CERTAIN PERSONS IN OR
OPPOSITION TO MATTERS TO BE ACTED UPON
     No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, nominee for election as a director of the Company, nor associate of the foregoing persons has any substantial interest, direct or indirect, in the Company’s Restated Certificate or Restated Bylaws that differs from that of other stockholders of the Company. No director of the Company opposed the Restated Certificate or Restated Bylaws.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
     The following table sets forth certain information as of October 31, 2007 (on a post-split basis) with respect to the beneficial ownership of the shares of the Company by each person known to the Company to own beneficially more than 5% of the Company’s outstanding shares, each of the Company’s directors and executive officers, and the directors and executive officers as a group. The percentages shown are based on 31,217,198 shares of common shares outstanding as of October 31, 2007.
     The number of shares beneficially owned by each 5% stockholder, director, or executive officer is determined under rules of the SEC. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also includes any shares which the individual or entity has the right to acquire within 60 days through the exercise of share options, and any reference in the footnotes to this table to shares subject to share options refers only to share options that are so exercisable. For purposes of computing the percentage of outstanding shares held by each person or entity, any shares which that person or entity has the right to acquire within 60 days are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, each person or entity has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, the address for each person below is: 5615 Scotts Valley Drive, Suite 110, Scotts Valley, California 95066.

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	Number of Shares
Name and Address of	Beneficially
Beneficial Owner	Owned(1)		Percent of Class(2)
5% or Greater Stockholders:
Gregory H. Bailey 4 A Chesham Street London, United Kingdom SW1X8DT	2,275,075		7.3%

Kendall Larsen	8,344,708	(3)	26.7%

Robert M. Levande 8 East 67 Street New York, New York 10021	2,084,101	(4)	6.7%

Blue Screen LLC 7663 Fisher Island Drive Miami, Florida 33109	1,788,463	(5)	5.7%

Christopher A. Marlett Living Trust 420 Wilshire Boulevard, Suite 1020	2,111,933	(6)	6.7%
Santa Monica, California 90401

San Gabriel Fund, LLC 4 Richland Place Pasadena, California 91103	1,600,000	(7)	5.1%

Directors and Executive Officers:
Kendall Larsen	8,344,708	(3)	26.7%
Edmund C. Munger	435,856	(8)	1.4%
William E. Sliney	166		*
Thomas M. O’Brien	0		*
Michael F. Angelo	41,516		*
Scott C. Taylor	0		*
All directors and executive officers as a group (6 persons):	8,822,246	(3)(8)	28.1%

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(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants which are exercisable or convertible at or within 60 days of October 31, 2007 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. The indication herein that shares are beneficially owned is not an admission on the part of the listed stockholder that he, she or it is or will be a direct or indirect beneficial owner of those shares.
(2) Based upon 31,217,198 shares of common stock issued and outstanding.
(3) Includes 41,516 shares issuable pursuant to options exercisable within 60 days.
(4) Includes 207,580 shares held by the Arthur Brown Trust FBO Carolyn Brown Levande.
(5) Includes 130,893 shares held by Benjamin Lewin directly.
(6) Includes 119,167 shares issuable pursuant to warrants directly owned by Christopher A. Marlett, exercisable within 60 days.
(7) Justin Yorke has sole voting and investment authority over the shares held by San Gabriel Fund, LLC and Mr. Yorke also has sole voting and investment authority over an additional 1,200,000 shares of common stock of PASW, Inc. held by JMW Fund, Inc.
(8) Includes 367,589 shares issuable pursuant to options exercisable within 60 days.
(*) Less than 1%.
     Under Delaware law, the affirmative vote of holders of a majority of the outstanding shares of the Company’s common stock is required for approval of the Restated Certificate. The Restated Certificate and the Restated Bylaws have been approved by the Company’s Board of Directors and by holders of a majority of the outstanding shares of the Company’s common stock. The Restated Certificate was filed with the Secretary of State of Delaware and became effective as of October 29, 2007. The Restated Bylaws became effective concurrently with the filing of the Restated Certificate in Delaware.

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Appendix A
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
PASW, INC.
     The undersigned, Kendall Larsen and Lowell D. Ness, hereby certify that:
     1. They are the duly elected and acting President and Secretary, respectively, of PASW, Inc., a Delaware corporation.
     2. The Certificate of Incorporation of this corporation was originally filed with the Secretary of State of Delaware on March 30, 2007.
     3. The Certificate of Incorporation of this corporation shall be amended and restated to read in full as follows:
ARTICLE I
     The name of this corporation is VirnetX Holding Corporation (the “Corporation”).
ARTICLE II
     The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, 19808. The name of its registered agent at such address is Corporation Service Company.
ARTICLE III
     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.
ARTICLE IV
     Upon the effective date of the filing of this Amended and Restated Certificate of Incorporation (this “Restated Certificate”), each set of three (3) shares of the Corporation’s then outstanding Common Stock shall be converted into one (1) share of the Corporation’s Common Stock (the “Stock Split”), with fractional shares rounded to the nearest whole share. All share amounts, amounts per share and the per share numbers set forth in this Restated Certificate have been appropriately adjusted to reflect the Stock Split.
ARTICLE V
     (A) The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is 110,000,000 shares, each with a par value of $0.0001 per share. 100,000,000 shares shall be Common Stock and 10,000,000 shares shall be Preferred Stock.
     (B) The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate pursuant to the applicable law of the state of Delaware and within the limitations and restrictions stated in this Certificate of Incorporation, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.
ARTICLE VI
     The number of directors of the Corporation shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board of Directors.
ARTICLE VII
     On or prior to the date on which the Corporation first provides notice of an annual meeting of the stockholders, the Board of Directors of the Corporation shall divide the directors into three classes, as nearly equal in number as reasonably possible, designated Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders or any special meeting in lieu thereof, the terms of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders or any special meeting in lieu thereof, the terms of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders or any special meeting in lieu thereof, the terms of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders or special meeting in lieu thereof, directors elected to succeed the directors of the class whose terms expire at such meeting shall be elected for a full term of three years.
     Notwithstanding the foregoing provisions of this Article VII, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
     Any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal, or other causes shall be filled by either (i) the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of voting stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”) voting together as a single class; or (ii) by the affirmative vote of a majority of the remaining directors

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then in office, even though less than a quorum of the Board of Directors. Subject to the rights of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such newly created directorship shall be filled by the stockholders, be filled only by the affirmative vote of the directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified. Any director, or the entire Board of Directors, may be removed from office, with or without cause, by the holders of a majority of the Voting Stock.
ARTICLE VIII
     In the election of directors, each holder of shares of any class or series of capital stock of the Corporation shall be entitled to one vote for each share held. No stockholder will be permitted to cumulate votes at any election of directors.
ARTICLE IX
     No action shall be taken by the stockholders of the Corporation other than at an annual or special meeting of the stockholders, upon due notice and in accordance with the provisions of the Bylaws of the Corporation (the “Bylaws”), and no action shall be taken by the stockholders by written consent.
ARTICLE X
     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.
ARTICLE XI
     (A) Except as otherwise provided in the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least 66 2/3% of all of the then-outstanding shares of the voting stock of the Corporation entitled to vote. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal Bylaws.
     (B) The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.
     (C) Advance notice of stockholder nominations for the election of directors or of business to be brought by the stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
ARTICLE XII
     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision

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contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation.
ARTICLE XIII
     The Corporation shall have perpetual existence.
ARTICLE XIV
     (A) To the fullest extent permitted by the General Corporation Law of Delaware, as the same may be amended from time to time (the “DGCL”), a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is hereafter amended to authorize, with the approval of a corporation’s stockholders, further reductions in the liability of a corporation’s directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the DGCL.
     (B) Any repeal or modification of the foregoing provisions of this Article XIV shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.
ARTICLE XV
     (A) To the fullest extent permitted by applicable law, the Corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law of Delaware, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to a corporation, its stockholders, and others.
     (B) Any repeal or modification of any of the foregoing provisions of this Article XV shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.”
* * *

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     The foregoing Amended and Restated Certificate of Incorporation has been duly adopted by this Corporation’s Board of Directors and stockholders in accordance with the applicable provisions of Section 228, 242 and 245 of the General Corporation Law of the State of Delaware.
     Executed at Menlo Park, on the 29th day of October, 2007.

/s/ Kendall Larsen
Kendall Larsen, President

/s/ Lowell D. Ness
Lowell D. Ness, Secretary

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Appendix B
BYLAWS
OF
VIRNETX HOLDING CORPORATION
(FORMERLY PASW, INC.)
(As Amended and Restated Effective October 29, 2007)

i

ii

BYLAWS
OF
VIRNETX HOLDING CORPORATION
(FORMERLY PASW, INC.)
ARTICLE I
CORPORATE OFFICES
     1.1 REGISTERED OFFICE.
          The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.
     1.2 OTHER OFFICES.
          The Board of Directors may at any time establish other offices at any place or places where the Corporation is qualified to do business.
ARTICLE II
MEETINGS OF STOCKHOLDERS
     2.1 PLACE OF MEETINGS.
          Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board of Directors. In the absence of any such designation, stockholders’ meetings shall be held at the registered office of the Corporation.
     2.2 ANNUAL MEETING.
          (a) The annual meeting of stockholders shall be held each year on a date and at a time designated by resolution of the Board of Directors. At the meeting, directors shall be elected and any other proper business may be transacted.
          (b) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice with respect to such meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in this Section 2.2, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 2.2.
          (c) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (b) of this Section 2.2, the stockholder must have given timely notice thereof in writing to the secretary of the

Corporation, as provided in Section 2.5, and such business must be a proper matter for stockholder action under the General Corporation Law of Delaware.
          (d) Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws. The chairman of the meeting shall determine whether a nomination or any business proposed to be transacted by the stockholders has been properly brought before the meeting and, if any proposed nomination or business has not been properly brought before the meeting, the chairman shall declare that such proposed business or nomination shall not be presented for stockholder action at the meeting.
          (e) For purposes of this Section 2.2, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service.
          (f) Nothing in this Section 2.2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
     2.3 SPECIAL MEETING.
          (a) A special meeting of the stockholders may be called at any time by the Board of Directors, or by the chairman of the board, or by the president.
          (b) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to such notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in Section 2.5, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in Section 2.5.
     2.4 NOTICE OF STOCKHOLDER’S MEETINGS; AFFIDAVIT OF NOTICE.
          All notices of meetings of stockholders shall be in writing and shall be sent or otherwise given in accordance with this Section 2.4 of these Bylaws not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting (or such longer or shorter time as is required by Section 2.5 of these Bylaws, if applicable). The notice shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
     2.5 ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND OTHER STOCKHOLDER PROPOSALS.

     Only persons who are nominated in accordance with the procedures set forth in this Section 2.5 shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.5. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the secretary of the Corporation. Stockholders may bring other business before the annual meeting, provided that timely notice is provided to the secretary of the Corporation in accordance with this section, and provided further that such business is a proper matter for stockholder action under the General Corporation Law of Delaware. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the anniversary date of the prior year’s meeting; provided, however, that in the event that (i) the date of the annual meeting is more than 30 days prior to or more than 60 days after such anniversary date, and (ii) less than 60 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a directors, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including, without limitation, such person’s written consent to being name in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made (i) the name and address of the stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned of record by such stockholder and beneficially by such beneficial owner. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the secretary of the Corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.5. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.
     2.6 QUORUM.

          The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairman of the meeting or (b) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.
     2.7 ADJOURNED MEETING; NOTICE.
          When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
     2.8 CONDUCT OF BUSINESS.
          The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including the manner of voting and the conduct of business.
     2.9 VOTING.
          (a) The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these Bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).
          (b) Except as may be otherwise provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

     2.10 WAIVER OF NOTICE.
          Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.
     2.11 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING.
          In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. If the Board of Directors does not so fix a record date:
          (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.
          (b) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
          A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
     2.12 PROXIES.
          Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by a written proxy, signed by the stockholder and filed with the secretary of the Corporation, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, electronic or telegraphic transmission or otherwise) by the stockholder or the stockholder’s attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

ARTICLE III
DIRECTORS
     3.1 POWERS.
     Subject to the provisions of the General Corporation Law of Delaware and any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.
     3.2 NUMBER OF DIRECTORS.
          The number of directors constituting the entire Board of Directors shall be five.
          Thereafter, this number may be changed by a resolution of the Board of Directors or of the stockholders, subject to Section 3.4 of these Bylaws. No reduction of the authorized number of directors shall have the effect of removing any director before such director’s term of office expires.
     3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.
          Except as provided in Section 3.4 of these Bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders unless so required by the Certificate of Incorporation or these Bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.
     3.4 RESIGNATION AND VACANCIES.
          Any director may resign at any time upon written notice to the attention of the secretary of the Corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies. A vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the quorum. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.
          Unless otherwise provided in the Certificate of Incorporation or these Bylaws:
          (a) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.
          (b) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.
          If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.
          If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole Board of Directors (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.
     3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE.
          The Board of Directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.
     3.6 REGULAR MEETINGS.
          Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

     3.7 SPECIAL MEETINGS; NOTICE.
     Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two (2) directors.
     Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director’s address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, telecopy, telegram, telex or other similar means of communication, it shall be delivered at least twenty-four (24) hours before the time of the holding of the meeting, or on such shorter notice as the person or persons calling such meeting may deem necessary and appropriate in the circumstances. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the place of the meeting, if the meeting is to be held at the principal executive office of the Corporation.
     3.8 QUORUM.
          At all meetings of the Board of Directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
          A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.
     3.9 WAIVER OF NOTICE.
          Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.
     3.10 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

          Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee. Written consents representing actions taken by the board or committee may be executed by telex, telecopy or other facsimile transmission, and such facsimile shall be valid and binding to the same extent as if it were an original.
     3.11 FEES AND COMPENSATION OF DIRECTORS.
          Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. No such compensation shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.
     3.12 APPROVAL OF LOANS TO OFFICERS.
          The Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiary, including any officer or employee who is a director of the Corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing in this Section 3.2 contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.
     3.13 REMOVAL OF DIRECTORS.
          Unless otherwise restricted by statute, by the Certificate of Incorporation or by these Bylaws, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that if the stockholders of the Corporation are entitled to cumulative voting, if less than the entire Board of Directors is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire Board of Directors.
          No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.
     3.14 CHAIRMAN OF THE BOARD OF DIRECTORS.
          The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board of Directors who shall not be considered an officer of the Corporation.

ARTICLE IV
COMMITTEES
     4.1 COMMITTEES OF DIRECTORS.
     The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, with each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in the Bylaws of the Corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) amend the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series),(b) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (c) recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, (d) recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or (e) amend the Bylaws of the Corporation; and, unless the board resolution establishing the committee, the Bylaws or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.
     4.2 COMMITTEE MINUTES.
          Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.
     4.3 MEETINGS AND ACTION OF COMMITTEES.
          Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Section 3.5 (place of meetings and meetings by telephone), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum), Section 3.9 (waiver of notice), and Section 3.10 (action without a meeting) of these Bylaws, with such changes in the context of such provisions as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.
ARTICLE V
OFFICERS
     5.1 OFFICERS.
          The officers of the Corporation shall be a chief executive officer, a president, a secretary, and a chief financial officer. The Corporation may also have, at the discretion of the Board of Directors, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws. Any number of offices may be held by the same person.
     5.2 APPOINTMENT OF OFFICERS.
          The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these Bylaws, shall be appointed by the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.
     5.3 SUBORDINATE OFFICERS.
          The Board of Directors may appoint, or empower the chief executive officer or the president to appoint, such other officers and agents as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.
     5.4 REMOVAL AND RESIGNATION OF OFFICERS.
          Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board of Directors or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.
          Any officer may resign at any time by giving written notice to the attention of the secretary of the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.
     5.5 VACANCIES IN OFFICES.
          Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.
     5.6 CHIEF EXECUTIVE OFFICER.
          Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the board, if any, the chief executive officer of the Corporation shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the Corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the Board of Directors and shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.
     5.7 PRESIDENT.
          Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the board (if any) or the chief executive officer, the president shall have general supervision, direction, and control of the business and other officers of the Corporation. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation and such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.
     5.8 VICE PRESIDENTS.
          In the absence or disability of the chief executive officer and president, the vice presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a vice president designated by the Board of Directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these Bylaws, the president or the chairman of the board.
     5.9 SECRETARY.
          The secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, the names of those present at directors’ meetings or committee meetings, the number of shares present or represented at stockholders’ meetings, and the proceedings thereof.

          The secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, as determined by resolution of the Board Of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.
          The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required to be given by law or by these Bylaws. He or she shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.
     5.10 CHIEF FINANCIAL OFFICER.
          The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.
          The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the president, the chief executive officer, or the directors, upon request, an account of all his or her transactions as chief financial officer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.
     5.11 REPRESENTATION OF SHARES OF OTHER CORPORATIONS.
          The chairman of the board, the chief executive officer, the president, any vice president, the chief financial officer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board of Directors or the chief executive officer or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.
     5.12 AUTHORITY AND DUTIES OF OFFICERS.
          In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board of Directors or the stockholders.

ARTICLE VI
INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS
     6.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS.
          The Corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.1, a “director” or “officer” of the Corporation includes any person (a) who is or was a director or officer of the Corporation, (b) who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was a director or officer of a Corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.
          6.2 INDEMNIFICATION OF OTHERS.
          The Corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.2, an “employee” or “agent” of the Corporation (other than a director or officer) includes any person (a) who is or was an employee or agent of the Corporation, (b) who is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was an employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.
     6.3 PAYMENT OF EXPENSES IN ADVANCE.
          Expenses incurred in defending any action or proceeding for which indemnification is required pursuant to Section 6.1 or for which indemnification is permitted pursuant to Section 6.2 following authorization thereof by the Board of Directors shall be paid by the Corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the indemnified party to repay such amount if it shall ultimately be determined that the indemnified party is not entitled to be indemnified as authorized in this Article VI.
     6.4 INDEMNITY NOT EXCLUSIVE.
          The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification may been titled under any Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent that such additional rights to indemnification are authorized in the Certificate of Incorporation.
     6.5 INSURANCE.

          The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.
     6.6 CONFLICTS.
          No indemnification or advance shall be made under this Article VI, except where such indemnification or advance is mandated by law or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears:
          (a) That it would be inconsistent with a provision of the Certificate of Incorporation, these Bylaws, a resolution of the stockholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or
          (b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.
ARTICLE VII
RECORDS AND REPORTS
     7.1 MAINTENANCE AND INSPECTION OF RECORDS.
          The Corporation shall, either at its principal executive offices or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books, and other records.
          Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal place of business.
     7.2 INSPECTION BY DIRECTORS.

          Any director shall have the right to examine the Corporation’s stockledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the Corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.
     7.3 ANNUAL STATEMENT TO STOCKHOLDERS.
          The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.
ARTICLE VIII
GENERAL MATTERS
     8.1 CHECKS.
          From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments.
     8.2 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.
          The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.
     8.3 STOCK CERTIFICATES; PARTLY PAID SHARES.
          The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairman or vice-chairman of the Board of Directors, or the chief executive officer or the president or vice-president, and by the chief financial officer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.
          The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.
     8.4 SPECIAL DESIGNATION ON CERTIFICATES.
          If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
     8.5 LOST CERTIFICATES.
          Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or the owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
     8.6 CONSTRUCTION; DEFINITIONS.
          Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.
     8.7 DIVIDENDS.
          The directors of the Corporation, subject to any restrictions contained in (a) the General Corporation Law of Delaware or (b) the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock.
          The directors of the Corporation may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.
     8.8 FISCAL YEAR.
          The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.
     8.9 SEAL.
          The Corporation may adopt a corporate seal, which may be altered at pleasure, and may use the same by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.
     8.10 TRANSFER OF STOCK.
          Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.
     8.11 STOCK TRANSFER AGREEMENTS.
          The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

     8.12 REGISTERED STOCKHOLDERS.
          The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.
ARTICLE IX
AMENDMENTS
          The Bylaws of the Corporation may be adopted, amended or repealed by the stockholders entitled to vote, as specified in the Certificate of Incorporation; provided, however, that the Corporation may, in its Certificate of Incorporation, confer the power to adopt, amend or repeal Bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws.